SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                    meVC DRAPER FISHER JURVETSON FUND I, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

     [_] Fee paid previously with preliminary materials:
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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                    meVC Draper Fisher Jurvetson Fund I, Inc.

                                991 Folsom Street
                         San Francisco, California 94107

                                  March 1, 2001



Dear Fellow Investors,

     Thank you for your investment in the meVC Draper Fisher Jurvetson Fund I, Inc. The Fund's first annual meeting will be held on April 12, 2001. As a shareholder, you will be asked to vote on the following proposal that has been unanimously recommended by the Fund's Board of Directors.

     1. To reappoint John Grillos and Peter Freudenthal to serve on the Fund's Board of Directors for three-year terms.


     You will find complete information on this proposal in the attached Proxy Statement. The Board of Directors fully supports this proposal and believes that it is in the best interests of all Fund shareholders.

     On behalf of the Board of Directors, I urge you to vote in favor of the proposal. Please take a moment now to sign and return your proxy card in the enclosed envelope. If you prefer, you may vote your shares on the Internet or by touchtone telephone by following the instructions on the attached Proxy Statement.

     All of us look forward to continuing to provide you access to venture capital investment opportunities through the meVC Draper Fisher Jurvetson Fund I.

                                       Sincerely yours,

                                       /s/ John M. Grillos

                                       John M. Grillos
                                       Chairman, Chief Executive
                                         Officer and Director
                                       meVC Draper Fisher Jurvetson Fund I, Inc.

                    meVC DRAPER FISHER JURVETSON FUND I, INC.

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                                  March 1, 2001


TO THE SHAREHOLDERS:

     The annual meeting of shareholders of meVC Draper Fisher Jurvetson Fund I, Inc. ("Fund") will be held on April 12, 2001 at 9:00 a.m. at the San Francisco Marriott, 1800 Old Bayshore Highway, Burlingame, California, for the following purposes:

     (1) To elect two directors to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified;

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund Shares at the close of business on March 1, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. You may also vote your shares through a web site established for that purpose by following the instructions on the enclosed proxy insert.

                                 By order of the Board of Directors

                                 Kenneth A. Priore
                                 Secretary


March 1, 2001
991 Folsom Street
San Francisco, California 94107
                    meVC DRAPER FISHER JURVETSON FUND I, INC.
                                991 Folsom Street
                         San Francisco, California 94107

                                    ---------
                                 PROXY STATEMENT
                                    ---------

           Annual Meeting of Shareholders to be Held on April 12, 2001

     The Board of Directors of the meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") is soliciting your proxy to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on April 12, 2001 at 9:00 a.m. at the San Francisco Marriott, 1800 Old Bayshore Highway, Burlingame, California, and any adjournments of the Meeting. This proxy statement and the related proxy card will first be mailed to shareholders on or about March 2, 2001.

     A majority of the shares outstanding on March 1, 2001, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the two nominees for director for which the holders of the common stock are entitled to vote. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Each shareholder has one vote for each share and a partial vote for each partial share he or she held on March 1, 2001 (the "Record Date"). All of the outstanding shares of the Fund's common stock will vote together as a single class. As of the Record Date, the Fund had outstanding 16,500,000 shares of common stock. As of the Record Date, Management does not know of any person who owns beneficially 5% or more of the shares of the Fund.

     meVC Advisers, Inc. ("meVC Advisers") does not intend to engage a proxy solicitor for the Meeting. Officers of the Fund and regular employees of meVC who assist in proxy solicitation will not receive any additional or special compensation for such efforts. The Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. All costs associated with the solicitation and the Meeting will be borne by the Fund.

     meVC Advisers serves as the Fund's adviser and is wholly owned by meVC.com, Inc., a privately held venture capital investment management firm ("meVC"). meVC Advisers' principal business address is 991 Folsom Street, San Francisco, California 94107.

     Draper Fisher Jurvetson MeVC Management Co., LLC ("Draper Advisers") has entered into a sub-advisory agreement with meVC Advisers to serve as the Fund's sub-adviser. Draper Advisers' principal business address is 400 Seaport Court, Suite 105, Redwood City, California 94063.

     The Fund's annual report containing financial statements for the fiscal year ended October 31, 2000, was previously mailed to shareholders.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of the Fund's directors. Management proposes the election of the two nominees named below. If elected, each nominee will hold office until his term expires in 2004 or until his successor is elected and qualified.

     The nominees, John M. Grillos and Peter S. Freudenthal have served as directors of the Fund since its inception. Mr. Grillos and Mr. Freudenthal are "interested persons" of the Fund as defined by the Investment Company Act of 1940 ("1940 Act"). Directors will be elected by the affirmative vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present.

                                  Present Position with the Fund; Business Experience     Shares Owned Beneficially
Nominee; Age                      During Past Five Years; Other Directorships             on March 1, 2001*
--------------------------------- ------------------------------------------------------- ----------------------------
John M. Grillos; 58               Chairman, Chief Executive Officer and Director of the             13,088
                                  Fund.  Mr. Grillos is also the managing member of
                                  Draper Advisers (since November 1999).  Mr. Grillos
                                  is also a director of SmartForce PLC and was
                                  Executive Vice President, Chief Operating Officer and
                                  a director of SmartForce PLC from 1998 to 1999.  From
                                  1997 to 1998, Mr. Grillos served as Managing Director
                                  of SoundView Venture Partners, L.P.  From 1988 to
                                  1997, Mr. Grillos served as Managing Director at
                                  Robertson, Stephens & Co., and was responsible for
                                  information technology venture capital investing.
                                  From 1996 until present and from 1998 until present,
                                  respectively, Mr. Grillos has been the managing
                                  general partner of ITech Partners, a seed stage
                                  venture capital firm, and managed the venture
                                  activities of SmartForce.

Peter S. Freudenthal; 37          Vice Chairman and Director of the Fund.                         --
                                  Mr. Freudenthal is also co-founder,  President,
                                  Chairman of the Board of meVC (since June 1999) and
                                  Chief Executive Officer of meVC (since June 2000)
                                  and President and Chairman of the Board of meVC
                                  Advisers (since December 1999). From 1997 to 1999,
                                  Mr. Freudenthal was a Senior Biotechnology Equity
                                  Research Analyst and a Vice President with Robertson,
                                  Stephens & Co. From 1995 to 1997, Mr. Freudenthal was
                                  Director of Healthcare Research at Brean Murray &
                                  Company, a privately held investment bank.

---------
* Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

     To the knowledge of the Fund's management, as of the Record Date, the current directors and executive officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

     The Fund's Board of Directors met three times during the fiscal year ended October 31, 2000. Each director attended all of the board meetings during the last fiscal year. The Board of Directors has established an Audit Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. The Board has adopted a written charter for the Audit Committee that is attached as Exhibit A. The Audit Committee of the board currently consists of Chauncey F. Lufkin, Harold E. Hughes, Jr. and Larry J. Gerhard. Messrs. Lufkin, Hughes and Gerhard are all independent as defined in Section 303.01 of the NYSE's listing standards. The Audit Committee's duties are, (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent accountants; (b) to review and recommend approval or disapproval of audit services and the fees charged for the services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain the independent accountants for the next fiscal year, and (d) to report to the board and make such recommendations as it deems necessary. The Audit Committee did not meet prior to the Fund's fiscal year ended October 31, 2000, but met once between the fiscal year end and the Record Date to review the audited financial statements of the Fund. All members of the Audit Committee attended that meeting. Attached as Exhibit B is a copy of the Audit Committee's Report with respect to the audited financial statements.

     The board does not have a standing nominating or compensation committee. The Independent Directors are paid a monthly fee of $4,800 and are paid $10,000 for each board meeting and for each separate meeting of a board committee. Independent Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Fund who are "interested persons" as defined by the 1940 Act receive no compensation from the Fund.


                          Compensation Table

      Name of Person, Position                  Total Compensation*
      ------------------------                  -------------------
Larry J. Gerhard, Director                            $49,585
Harold E. Hughes, Jr., Director                       $48,800
Chauncey F. Lufkin, Director                          $48,800

---------
* Represents fees paid to each director during the fiscal year ended October 31, 2000.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                  VOTE "FOR" EACH DIRECTOR LISTED IN PROPOSAL 1

                                    ---------

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, in addition to Messrs. Grillos and Freudenthal (whose information is given previously), are:

     Andrew E. Singer, age 30, President of the Fund (appointed December 1999). Mr. Singer is co-founder, Chief Financial Officer and director of meVC and Chief Executive Officer and director of meVC Advisers. Previously, Mr. Singer was in the investment banking group at Robertson Stephens & Company. Before joining Robertson Stephens, Mr. Singer was Director of New Business at The Shansby Group, a venture capital firm managing approximately $120 million of investor capital.

     Paul Wozniak, age 37, Vice President, Chief Financial Officer and Treasurer of the Fund (appointed December 1999). Mr. Wozniak is also Chief Operating Officer of meVC and meVC Advisers (since October 1999). Previously, Mr. Wozniak served in various operational roles, most recently as Vice President and Director, Mutual Fund Operations, at GT Global Inc./AIM Funds.

     Kenneth A. Priore, age 31, Secretary of the Fund (appointed December 1999). Mr. Priore is also Internal Counsel and Director of Policy and Compliance for meVC and meVC Advisers (since October 1999). Previously, Mr. Priore was employed by Charles Schwab & Co., Inc., most recently as Managing Attorney: Third Party Actions, Arbitration and Litigation for the Office of Corporate Counsel.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is not aware of any outstanding reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2001 annual meeting of shareholders should send such proposals to the Fund at 991 Folsom Street, San Francisco, California 94107. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than November 1, 2001 and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.



                                  By order of the Board of Directors,

                                  /s/ Kenneth A. Priore

                                  Kenneth A. Priore
                                  Secretary

March 1, 2001

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted "FOR" the nominees for director for which you are entitled to cast a vote named in the attached proxy statement. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy card promptly.
--------------------------------------------------------------------------------

                                                                       Exhibit A

                    meVC Draper Fisher Jurvetson Fund I, Inc.
                    Audit Committee of the Board of Directors

                                     Charter

I.    Purpose

         The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors of the meVC Draper Fisher Jurvetson Fund I, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Corporation's independent accountants.

         o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

II.   Composition

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

III.  Responsibilities and Duties

         To fulfill its responsibilities and duties the Committee shall:


Documents/Reports Review

         1. Review and update this charter periodically, at least annually and as conditions dictate.

         2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review the regular internal reports to management and management's response.

         4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

         5. Recommend to the Board of Directors the selection of independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

         8. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial processes, both internal and external.

         9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

         11. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         12. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethics and Legal Compliance

         15. Review the Corporation's Code of Ethics and ensure that management has established a system to enforce this Code.

         16. Review management's monitoring of the Corporation's compliance with the Corporation's Code of Ethics, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

         17. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                       Exhibit B


                             Audit Committee Report


                   meVC Draper Fisher Jurvetson Fund I, Inc.
                               Board of Directors

     The Audit Committee of the Board of Directors of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") has reviewed the Fund's audited financial statements for the fiscal year ended October 31, 2000. In conjunction with its review, the Audit Committee has met with the management of the Fund to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Fund's independent auditors, PricewaterhouseCoopers LLP ("PWC"), the matters required pursuant to SAS 61 and has received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with PWC the independence of PWC.

     Based on this review and discussion, the Audit Committee recommended to the Fund's Board of Directors that the audited financial statements be included in the Fund's Annual Report on Form 10-K for the year ended October 31, 2000 for filing with the Securities and Exchange Commission.

     This report has been approved by all of the of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to the New York Stock Exchange Rule 303.01.

Larry J. Gerhard
Harold E. Hughes, Jr.
Chauncey F. Lufkin

December 18, 2000
meVC, INC.
991 FOLSOM STREET, SUITE 301
SAN FRANCISCO, CA 94107

                   meVC DRAPER FISHER JURVETSON FUND I, INC.

                      This Proxy is Solicited on Behalf of
                             the Board of Directors

The undersigned hereby appoints Andrew E. Singer, Paul Wozniak and Kenneth A. Priore, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") held of record by the undersigned on March 1, 2001, at the Annual Meeting of Shareholders of the Fund to be held on April 12, 2001, and any adjournments thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all of the nominees listed in the Proposal.

Your vote is important no matter how many shares you own. If you are not voting by phone or Internet, please sign and date this proxy below and return it promptly in the enclosed envelope.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

DRAPER

KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

meVC DRAPER FISHER JURVETSON FUND I, INC.

The Board of Directors Recommends voting FOR all of the nominees listed below.

Vote On Directors

1. Management proposes the election of the two nominees named below. If elected, each nominee will hold office until his term expires in 2004 or until his successor is elected and qualified. Nominees:

   01) John M. Grillos

   02) Peter S. Freudenthal

For All        [_]
Withhold All   [_]
For All Except [_]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

--------------------------------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as Executor, Administrator, Trustee or Guardian, please give full title as such.

--------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date

--------------------------------------------
Signature (Joint Owners)   Date